Sonic®
Automotive
Cadillac
Global Imports
Beverly Hills BMW
PORSCHE

Exhibit 99.2

Cautionary Notice Regarding
Forward-Looking Statements
• This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934.
• These forward-looking statements are not historical facts, but only predictions by our company and/or our company’s management.
• These statements generally can be identified by lead-in words such as “believe,”
“expect” “anticipate,” “intend,” “plan,” “foresee” and other similar words.
Similarly, statements that describe our company’s objectives, plans or goals are also forward-looking statements.
• You are cautioned that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a results of various factors. Among others, factors that could materially adversely affect actual results and performance include those risk factors that are listed in Sonic Automotive’s Form 10-Q for the quarter ended March 31, 2007.

Sonic Automotive Second Quarter 2007 Earnings Review July 31, 2007

The Second Quarter in Review
•
Gross margin at 15.6% and operating
margin at 3.6%
•
Used vehicle process and F&I menu
continue to produce sound results
•
SG&A as a percent of gross was 74.2% for
the quarter -- a 30 bps improvement from
a year ago
•
Two large luxury stores acquired in the
quarter; one more to close today

Financial Performance
(amounts in millions, except per share data)
2007 2006
Better/
(Worse)
Revenue
$2,090 $2,074 $16
Gross Profit
$325 $312 $13
Operating Profit
   – Amount $75 $56 $19
   – Margin 3.6% 2.7%
Net Income
   – Continuing Operations $30.0 $17.8 $12.2
   – Total Operations 26.4 12.2 14.2
EPS
   – Continuing Operations $0.65 $0.41 $0.24
   – Total Operations 0.57 0.29 0.28
Q2

Same Store Revenue Growth
• Used and F&I processes driving improved performance in both areas
• Service Capacity investment contributing to growth
• As more used vehicles are retailed, wholesale volume is declining
(1.2%)
3.4%
1.8%
3.7%
0.5%
(17.6%)
(0.6%)
New Used Fixed
Operations
F&I* Sub Total Wholesale Total

* Excludes impact of charges taken in Q2 2006.

Used Vehicles

Progress
Continues
Q2 07 Q2 06
Better/
(Worse)
Champion Stores
Used to new ratio 0.52 0.48 0.04
Used retail volume 15,846 15,430 2.7%
Total Sonic
Used to new ratio 0.51 0.48 0.03
Used retail volume 18,186 17,866 1.8%
Memo:
Used to New Ratio
- California 0.35 0.32 0.03
- Total Luxury 0.56 0.53 0.03
- Total Domestic 0.74 0.72 0.02

F&I Per Unit $954 $996 $1,013 $800 $850 $900 $950 $1,000 $1,050 FY 2006* Q1 2007 Q2 2007 F&I 5 $59 $59 * excluding charges taken in Q2 2006

Fixed Operations 6 Strong Customer Pay performance driving growth 9.7% (3.5%) 3.9% (5.0%) (3.0%) (1.0%) 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% Customer Pay Warranty Total Fixed Ops Revenue

SG&A Expenses as % of Gross Profit 7.4% 5.3% 67.1% 66.3% 7.9% Q2 2007 Q2 2006 All Other SG&A Rent Q2 Charges 79.8% 74.2% 50 bps 80 bps 74.5% Fixed Absorption 91% 91% 7

Geographic / Brand Review
• California
– 27% of total revenues
– New vehicle volume and margins soft; used vehicle volume, Fixed Operations, and F&I up
– Brand mix 39% Mid Line Imports
• Florida
– 8% of total revenues
– Construction at our Toyota dealership hindering business
– New volume a bit challenged; used vehicle volume, Fixed Operations, and F&I up
• Brand Commentary
– BMW and Lexus – combined 24% of total revenue
• New volume and Fixed Operations strong
– Honda - 14% of total revenues
• Honda industry volume in California was off 5% for Q2 compared with an increase of 2.3% for the nation
• Fixed Operations, F&I, and used vehicle growth good
– Cadillac  - 9% of total revenues
• Sales soft in general; Michigan is particularly a concern

Inventory Management
Days Supply

June
Jun-07 Industry
New Vehicles
Domestic
(excluding Cadillac)
54.6 76.0
Luxury (
including Cadillac)
45.4 45.5
Import 49.0 49.5
Overall 49.7 62.2
Used Vehicles 38.3

Debt to Capital Ratio
(1)
(1) – Net of Cash
39.1%
41.2%
35-40%
Q1 2007 Q2 2007 Target
Two large luxury stores acquired in late Q2

•Sale of Cornerstone on
track
•Two mortgages in place;
more coming
•Reduced interest rate risk

Land Rover/Jaguar North Houston Closed January 22
Mercedes-Benz of Calabasas  Closed June 14
Assael BMW and MINI  Closed June 18
Long Beach BMW and MINI Closing July 31
Total Annual Revenues: $528 million
Portfolio Enrichment
Acquisitions
55%
52%
Before
After
Luxury % Total Revenue - 2007 run rate

Second Half Outlook
• Generally stable operating environment
– Near term new vehicle softness offset by other opportunities
– Stable margins and expense levels
– Some early Q3 softness -- expect Q4 results to be stronger
• Raising Continuing Ops. EPS target to $2.50 – $2.60
– Includes impact of announced acquisitions
– Continued execution of key initiatives and expense control
• Increased share repurchase authorization by $30 million
– Prudent and opportunistic purchases -- picking away at dilution
– $7 million repurchased so far this year

Summary
•
Execution of key initiatives continues
– Used vehicles, fixed operations, F&I, Portfolio
Enrichment, and eCommerce
•
Executing disciplined and prudent acquisition
strategy -- targeting 10%-15% of revenue
•
Strategy is sound; team focused on delivering
results
•
Top priority: Improved profits and cash flow

Full Year Guidance Increased to
$2.50 - $2.60